EXHIBIT 4.1b

EXHIBITS AND SCHEDULES

EXHIBITS AND SCHEDULES OF AMENDED AND RESTATED LOAN AND SECURITY LOAN AGREEMENT (“AGREEMENT”) BY AND AMONG LSB INDUSTRIES, INC., THERMACLIME, INC. AND EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES, THE LENDERS AND WELLS FARGO FOOTHILL, INC., WHICH AGREEMENT THE COMPANY FILED AS EXHIBIT 4.2 TO THE COMPANY’S FORM 10-Q FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2007.

Exhibit A-1	Form of Assignment and Acceptance
Exhibit B-1	(intentionally left blank)
Exhibit C-1	Form of Compliance Certificate
Exhibit L-1	Form of LIBOR Notice

Schedule C-1	Commitments
Schedule E-1	Eligible Inventory Locations
Schedule P-1	Permitted Liens
Schedule 2.7(a)	Cash Management Banks
Schedule 3.1(m)	Collateral Access Locations
Schedule 5.5	Locations of Inventory and Equipment
Schedule 5.7	Chief Executive Office; FEIN
Schedule 5.8(b)	Capitalization of Borrowers
Schedule 5.8(c)	Capitalization of Borrowers’ Subsidiaries
Schedule 5.10	Litigation
Schedule 5.14	Environmental Matters
Schedule 5.16	Intellectual Property
Schedule 5.18	Demand Deposit Accounts
Schedule 5.20	Permitted Indebtedness
Schedule 7.4(b)	(intentionally left blank)
Schedule 7.13	Other Permitted Investments
Schedule 7.14	Transactions with Affiliates

EXHIBIT A-1

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Assignment Agreement") is entered into as of ____________ between ______________ (“Assignor”) and ____________ ("Assignee").  Reference is made to the Agreement described in Item 2 of Annex I annexed hereto (the "Loan Agreement").  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

In accordance with the terms and conditions of Section 14 of the Loan Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Total Commitments and the Revolver Commitments, all as specified in Item 4.b and Item 4.c of Annex I.  After giving effect to such sale and assignments, the Assignee's portion of the Total Commitments and Revolver Commitments will be as set forth in Item 4.b of Annex I.  After giving effect to such sale and assignment the Assignor’s amount and portion of the Total Commitments and Revolver Commitments will be as set forth in Item 4.d and Item 4.e of Annex I.

The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any of its Subsidiaries or the performance or observance by any Borrower or any of its Subsidiaries of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

The Assignee (a) confirms that it has received copies of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance, as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) confirms that it is eligible as an assignee under the terms of the Loan Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender [and (f) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.]

Following the execution of this Assignment Agreement by the Assignor and Assignee, it will be delivered by the Assignor to the Agent for recording by the Agent.  The effective date of this Assignment (the “Settlement Date”) shall be the later of (a) the date of the execution hereof by the Assignor and the Assignee, the payment by Assignor or Assignee to Agent for Agent's sole and separate account a processing fee in the amount of $5,000, and the receipt of any required consent of the Agent, and (b) the date specified in item 5 of Annex I.

Upon recording by the Agent, as of the Settlement Date (a) the Assignee shall be a party to the Loan Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents.

Upon recording by the Agent, from and after the Settlement Date, the Agent shall make all payments under the Loan Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments or principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee.  Upon the Settlement Date, the Assignee shall pay to the Assignor the Assigned Share (as set forth in Item 4.b of Annex I) of the principal amount of any outstanding loans under the Loan Agreement and the other Loan Documents.  The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the other Loan Documents for periods prior to the Settlement Date directly between themselves on the Settlement Date.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers thereunto duly authorized, as of the first date above written.

[NAME OF ASSIGNOR]
  as Assignor

By  ________________________
Title:  ______________________

[NAME OF ASSIGNEE]
  as Assignee

By:  _______________________
Title:  ______________________

ACCEPTED THIS ____ DAY OF
_______________

WELLS FARGO FOOTHILL, INC.,
AS AGENT

By:___________________________
Title:________________________

ANNEX FOR ASSIGNMENT AND ACCEPTANCE

ANNEX I

1.	Borrowers: ThermaClime, Inc., an Oklahoma corporation ("ThermaClime"), and each of the subsidiaries of ThermaClime and party to the below referenced Loan Agreement.

2.
Name and Date of Loan Agreement:  Amended and Restated Loan and Security Agreement, dated as of November 5, 2007, among LSB Industries, Inc., an Delaware corporation, as guarantor, the Borrowers, the lenders signatory thereto as the Lenders, and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders.

3.	Date of Assignment Agreement:

4.	Amounts:

a.	Assignor’s Total Commitment	$
i.	Assignor’s Revolver Commitment	$
b.	Assignor’s Share of Total Commitment	%
i.	Assigned Share of Revolver Commitment	%
c.	Assigned Amount of Total Commitment	$
i.	Assigned Amount of Revolver Credit Commitment	$
d.	Resulting Amount of Assignor's Total Commitment after giving effect to the sale and Assignment to Assignee	$
i.	Resulting Amount of Assignor’s Revolver Commitment	$
e.	Assignor’s Resulting Share of Total Commitment after giving effect to the Assignment to Assignee	%
i.	Assignor’s Resulting Share of Revolving CreditCommitment	%

5.	Settlement Date:

6.	Notice and Payment Instructions, etc.
Assignee:	Assignor:

By: ____________________________ Title: ___________________________	By: _____________________________ Title: ____________________________

7.	Agreed and Accepted:

[ASSIGNOR] By: ____________________________ Title: ___________________________	[ASSIGNEE] By: _____________________________ Title: ____________________________

Accepted:
WELLS FARGO FOOTHILL, INC., as Agent

By: ______________________________
Title: _____________________________

EXHIBIT  C-1
(Form of Compliance Certificate)

[on Borrowers’ letterhead]

To:         Wells Fargo Foothill, Inc., as Agent
under the below-referenced Loan Agreement
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California 90404
Attn: Business Finance Division Manager

Re:           Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Loan and Security Agreement, dated as of November 5, 2007 (the "Loan Agreement") among LSB Industries, Inc., an Delaware corporation ("Parent"), ThermaClime, Inc., an Oklahoma corporation ("ThermaClime"), certain of ThermaClime's subsidiaries identified on the signature pages thereof (such subsidiaries, together with ThermaClime, are collectively, jointly and severally, the "Borrowers"), the lenders signatory thereto (the "Lenders"), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders ("Agent").  Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

Pursuant to Section 6.3 of the Loan Agreement, the undersigned officer of ThermaClime hereby certifies that:

1.           The financial information of Parent and its Subsidiaries and of ThermaClime and its Subsidiaries, as the case may be, furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes, in the case of financial statements delivered under Section 6.3(a) of the Loan Agreement) and fairly presents the financial condition of Parent and its Subsidiaries and of ThermaClime and its Subsidiaries, as the case may be.

2.           Such officer has reviewed the terms of the Loan Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Borrowers during the accounting period covered by the financial statements delivered pursuant to Section 6.3 of the Loan Agreement.

3.           Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrowers have taken, are taking, or propose to take with respect thereto.

4.           Borrowers are in timely compliance with all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents, except as set forth on Schedule 2 attached hereto.  Without limiting the generality of the foregoing, Borrowers are in compliance with the covenants contained in Section 7.20 of the Loan Agreement as demonstrated on Schedule 3 hereof.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, ________.

THERMACLIME, INC.,
an Oklahoma corporation,
as Administrative Borrower

By:  ________________________
Name:
Title:

SCHEDULE 3

1.           Minimum EBITDA.

(a)           ThermaClime’s and its Subsidiaries’ EBITDA for the _________ ending _________, ________ is $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 7.20(a)(i) of the Loan Agreement for the corresponding period.

2.           Fixed Charge Coverage Ratio.  [If Applicable]

(a)           The Fixed Charge Coverage Ratio of ThermaClime and its Subsidiaries, for the fiscal year ending ______________, is calculated as follows

(i)	EBITDA of ThermaClime and its Subsidiaries for the 12 month period then ended: $________________

(ii)	Principal Indebtedness of ThermaClime and its Subsidiaries scheduled to be paid or prepaid during such period: $________________

(iii)	Gross interest expense of ThermaClime and its Subsidiaries for such period: $________________

(iv)	Interest income of ThermaClime and its Subsidiaries for such period: $________________

(v)	Non-cash accretion expense of ThermaClime and its Subsidiaries for such period: $________________

(vi)	Non-cash amortization of debt origination cost of ThermaClime and its Subsidiaries for such period: $________________

(vii)	Capitalized Lease Obligations of ThermaClime and its Subsidiaries having a scheduled due date during such period: $________________

Item (i) divided by the sum of
Item (ii) plus Item (vii) plus the result of Item (iii) minus the sum of Item (iv) plus Item (v) plus Item (vi)
(= Fixed Charge Coverage Ratio)                                                    ___ : ___

(b)           The Fixed Charge Coverage Ratio set forth above [is/is not] greater than or equal to the amount set forth in Section 7.20(a)(iii) of the Loan Agreement for the corresponding period.

EXHIBIT L-1

FORM OF LIBOR NOTICE

Wells Fargo Foothill, Inc., as Agent
under the below referenced Loan Agreement
2450 Colorado Place
Suite 3000 West
Santa Monica, California  90404
Attention:  Business Finance Division Manager

Ladies and Gentlemen:

Reference hereby is made to that certain Amended and Restated Loan and Security Agreement, dated as of November 5, 2007 (the "Loan Agreement"), among LSB Industries, Inc., an Delaware corporation ("Parent"), ThermaClime, Inc., an Oklahoma corporation ("Administrative Borrower"), certain of Administrative Borrower's subsidiaries signatory thereto (such subsidiaries, together with Administrative Borrower, each a "Borrower" and collectively, the "Borrowers"), the lenders signatory thereto (the "Lenders"), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders (“Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

This LIBOR Notice represents the Borrowers’ request to elect the LIBOR Option with respect to outstanding Advances in the amount of $_________ (the "LIBOR Rate Component")[, and is a written confirmation of the telephonic notice of such election given to Agent].

Such LIBOR Rate Component will have an Interest Period of [1, 2, or 3] month(s) commencing on ______________.

This LIBOR Notice further confirms the Borrowers’ acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Loan Agreement, of the LIBOR Rate as determined pursuant to the Loan Agreement.

Administrative Borrower, on behalf of itself and the other Borrowers, represents and warrants that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), and (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above.

Dated:  ________________________

THERMACLIME, INC., an Oklahoma corporation, as Administrative Borrower

By  _________________________
Name:_______________________
Title:  _______________________

Acknowledged by:

WELLS FARGO FOOTHILL, INC.,

as Agent

By:  ______________________________
Name:  ____________________________
Title:  _____________________________

Schedule C-1
Commitments

Lender	Revolver Commitment	Term Loan Sub-facility Commitment*	Total Commitment
Wells Fargo Foothill, Inc.	$30,000,000	$4,500,000	$30,000,000

Congress Financial Corporation (Southwest)	$20,000,000	$3,000,000	$20,000,000

All Lenders	$50,000,000	$7,500,000	$50,000,000

*	The Term Loan Commitment is a sub-facility of the Revolver Commitment.

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

CHEMEX I CORP.
(f/k/a SLURRY EXPLOSIVE CORPORATION)
(updated October 26, 2007)

[This page intentionally left blank.]

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

CHEMEX II CORP.
(f/k/a UNIVERSAL TECH CORPORATION)
(updated October 26, 2007)

[This page intentionally left blank.]

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

CLIMACOOL CORP.
(updated October 26, 2007)

Inventory is located at:

1.	518 North Indiana, Oklahoma City, OK 73106 (Landlord: Summit Machine Tool Manufacturing Corp.)

2.	4000 Northwest 39th Street, Oklahoma City, Oklahoma 73112 (Sublessor: Climate Master, Inc.)

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

CLIMATE MASTER, INC.
(updated October 26, 2007)

Inventory is located at:

1.	7300 Southwest 44th Street, Oklahoma City, Oklahoma 73179 (Landlord: Raptor Master LLC).

2.	4700 West Point Boulevard , Oklahoma City, Oklahoma 73179 (Landlord: Prime Financial Corporation)

3.	4000 Northwest 39th Street, Oklahoma City, Oklahoma 73112 (Landlord: Summit Machinery Company)

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

CLIMATECRAFT, INC.
(updated October 26, 2007)

Inventory is located at:

1.	1427 Northwest 3rd Street, Oklahoma City, Oklahoma 73106. (Landlord: Summit Machine Tool Manufacturing Corp.)

2.	1601 Northwest 4th Street, Oklahoma City, Oklahoma 73106. (Landlord: Summit Machine Tool Manufacturing Corp.)

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

CHEROKEE NITROGEN COMPANY
(updated October 26, 2007)

Inventory is located at 1080 Industrial Drive, Cherokee, Alabama 35616 (Landlord:  Cherokee Nitrogen Holdings, Inc.)

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

EL DORADO CHEMICAL COMPANY
(updated October 26, 2007)

Inventory is located at:

1.	Bryan, Brazos County, Texas 77806 (Landlord: Northwest Financial Corporation (‘NWF”)

2.	Pittsburg, Camp County, Texas 75686 (Landlord: NWF)

3.	El Dorado, Union County, Arkansas 71730 (Landlord: NWF)

4.	Cooper, Delta County, Texas 75432 (Landlord: NWF)

5.	Newbern, Dyer County, Tennessee 38059 (Landlord: NWF)

6.	Whiteright, Grayson County, Texas 75491 (Landlord: NWF)

7.	Tyler, Smith County, Texas 75706 (Landlord: NWF)

8.	Itasca, Hill County, Texas 76055 (Landlord: NWF)

9.	Trinity County, Texas 75862

10.	Dublin, Erath County, Texas 76446

11.	Athens, Henderson County, Texas 75751

12.	Corsicana, Navarro County, Texas 75151 (Landlord: NWF)

13.	Marquez, Leon County, Texas 77865 (Landlord: Union Pacific)

14.	Terrell, Kaufman County, Texas 75160 (Landlord: NWF)

15.	Cherokee, Alabama 35616 (Landlord: Cherokee Nitrogen Holdings, Inc.)

16.	Annona, Texas 75550

17.	Lamar, Missouri

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

INTERNATIONAL ENVIRONMENTAL CORPORATION
(updated October 26, 2007)

1.	Inventory is located at 5000 Southwest 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Prime Holdings Corporation).

2.	Inventory is located at 4931 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

3.	Inventory is located at 4925 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

4.	Inventory is located at 4929 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

5.	Inventory is located at 4927 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

6.	Inventory is located at 4921 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

7.	Inventory is located at 4919 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

8.	Inventory is located at 2801 SW 15th Street, Oklahoma City, Oklahoma 73128 (Landlord: Absolute Delivery Service, LLC).

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

KOAX CORP.
(updated October 26, 2007)

Inventory is located at 510 North Indiana, Oklahoma City, Oklahoma 73106 (Landlord:  LSB Industries, Inc.).

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

LSB CHEMICAL CORP.
(updated October 26, 2007)

[This page intentionally left blank.]

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

THERMACLIME, INC.
(f/k/a CLIMACHEM, INC.)
(updated October 26, 2007)

[This page intentionally left blank.]

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

TRISON CONSTRUCTION, INC.
(updated October 26, 2007)

Inventory is located at 4000 Northwest 39th Street, Oklahoma City, OK  73112 (Landlord:  Summit Machinery Company)

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

THERMACLIME TECHNOLOGIES, INC.
(f/k/a ACP INTERNATIONAL LIMITED)
(updated October 26, 2007)

Inventory  is located at 5000 Southwest 7th Street, Oklahoma City, Oklahoma 73128 (Landlord:  Prime Holdings Corporation)

AMENDED AND RESTATED
SCHEDULE E-1
ELIGIBLE INVENTORY LOCATIONS

XPEDIAIR, INC.
(f/k/a THE ENVIRONMENTAL GROUP, INC.)
(updated October 26, 2007)

Inventory is located at 4000 Northwest 39th Street, Oklahoma City, Oklahoma 73112  (Landlord:  Summit Machinery Company)

AMENDED AND RESTATED
SCHEDULE P-1

PERMITTED LIENS
(updated October 26 2007)

Name of Obligor	Description of Secured Indebtedness
ThermaClime Technologies, Inc. (f/k/a ACP International Limited (“TTI”) (operating lease)
Secured Party:  Park National Bank, assigned to Marquette Equipment Finance, LLC
Collateral:  All equipment, software and other property leased under that Equipment Lease dated March 1, 2007 between Prime Financial Corporation and TTI (Continental washer and dryer)

TTI, as bailee (operating lease)	Secured Party: Park National Bank, as bailor Collateral: Radiator coil washer and dryer
TTI (operating lease)	Secured Party: Prime Financial Corporation Collateral: One (1) Continental Equipment 2-stage belt washer, natural gas heated dryer and drain tank
TTI (operating lease)	Secured Party: Prime Financial Corporation Collateral: Burr oak fin die, S/N FDM-1532-1

Name of Obligor	Description of Secured Indebtedness
ThermaClime, Inc. (f/k/a ClimaChem, Inc.)	Secured Party: Toshiba America Information Systems Collateral: Six (6) Toshiba copiers

Name of Obligor	Description of Secured Indebtedness
ClimaCool Corp.	None

Name of Obligor	Description of Secured Indebtedness
ClimateCraft, Inc. (“CLC”) (operating lease)	Secured Party: Prime Financial Corporation Collateral: Trumpf NC Punching Machine
CLC (operating lease)	Secured Party: Prime Financial Corporation Collateral: 1999 Amada HFB1254 Promecam CNC Press Brake w/ Controls
CLC	Secured Party: City of Oklahoma City Collateral: Real estate owned by Summit Machine Tool Manufacturing Corp.
CLC (operating lease)	Secured Party: Prime Financial Corporation Collateral: Two (2) model 625014 Accushears w/ 48” extended travel and CNC front gauging 12’x6’x6’; S/N 5110 and 5111
CLC (operating lease)	Secured Party: Prime Financial Corporation Collateral: Trumpf model TC2020 Punch Machine, S/N A0030A0239 with tooling
CLC (operating lease)	Secured Party: Prime Financial Corporation Collateral: Amada CNC Hydraulic Press Brake model HFB220/440, SN H980519

Name of Obligor	Description of Secured Indebtedness
Cherokee Nitrogen Company	None

Name of Obligor	Description of Secured Indebtedness
Climate Master, Inc. (“CLM,”) as bailee (operating lease)
Secured Party:  Marquette Equipment Finance, LLC, as Bailor, assigned to Park National Bank
Collateral:  One (1) Chiyoda SP-25ST 3 Axis Tube Bender with RH rotation, including all standard equipment and 5/8”, 3/4” and 7/8” OD and mandrels

CLM (operating lease)	Secured Party: Prime Financial Corporation Collateral: Trumpf L3040 Laser Cutting Machine System purchased from Icon Machine Tool, Inc., S/N A0235A0061, and all accessories and attachments thereto.
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: One (1) Trumpf TruLaser 3530 Laser Cutting Machine, Serial #AX035A0061
CLM (operating lease)
Secured Party:  National Machine Tool Financial Corporation and TCF Equipment Finance, Inc.
Collateral:  One (1) new Trumpf L3530 4000 Watt Laser with 60”x120”, S/N A0235A0061, and all accessories and attachments thereto.

CLM, as lessee (operating lease)
Secured Party:  IOS Capital, as lessor
Collateral:  All equipment now or hereafter leased (PCP 1050, booklet maker and accessories) in an equipment leasing transaction in connection with that certain Master Agreement No. -------------, Product Schedule No./Agreement No. 2068765, as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, including, without limit, the equipment listed below, and all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges, and any and all products, insurance and/or other proceeds (cash and non-cash) therefrom.  Customer:  1095557 IKCPP500 C11029146

CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: 1 each five stage Power Spray Stainless Washer (installed) in accordance with quote 3703-0107R3 from Industrial Finishing Systems.
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: Ingersoll-Rand oil-free Nirvana compressor system consisting of various components; S/N IRN75H-OF.
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: Gamma G333PC Wire Processing System per quote 06-0150-2743-0135C; S/N 1-528324-1 and all accessories and attachments thereto.

Name of Obligor	Description of Secured Indebtedness
CLM, as lessee (operating lease)
Secured Party:  IOS Capital, as lessor
Collateral:  All equipment now [5 Ricoh copiers] or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. -------------, Product Schedule No./Agreement No. 2929907, as amended from time to time, between Lessor and Lessee, including, without limit, the equipment listed below, and all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges, and any and all products, insurance and/or other proceeds (cash and non-cash) therefrom.  CUSTOMER:  1095557 RIAF2035 S/P J5837002733 RIAF2035 S/P J5837002727 RIAF2035 S/P J5837102886 RIAF2035 S/P J5837102735 RIAF2035 S/P J5837102721 RIAF1060 J4235501227 RIAF1060 J422500470 RIAF2090 J7031100205 RIAF2090 J7031100244

CLM, as lessee (operating lease)
Secured Party:  Prime Financial Corporation, as lessor
Collateral:  One (1) Amada Vipros 368 King, Turret Punch Press, S/N 36840024, with New London Slug Conveyor, One (1) Amada LUL510 loading device, S/N 00510090, Amada SR510 .30 unloading device, S/N 2218, Sun Classic Workstation with Line Control Software, S/N FW900085, AP100 Punch Upgrade, AP100 Punch Add. Seat Upgrade, complete with all attachments now or hereafter acquired.

CLM (operating lease)	Secured Party: Prime Financial Corporation Collateral: Amada press brake, model HFB 1003/8, S/N HFB010030 R981151, w/ ISB light curtain
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: One (1) Raidzone GangSTOTR Systems RC8-2-R2000 (2x8 disk rack mount systems and all accessories and attachments thereto.
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: Nine (9) OptiGun-2AX Automatic Guns, Nine (9) OptiTronicPlus Control Units and associated accessories.
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: Six (6) sets of ECI line equipment (Procix) and associated accessories.
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: One (1) Amada 386 King, Vipros 30 ton CNC Turret Punch, S/N 36820017 and associated accessories.
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: One (1) Amada CNC Blanking Shear, S/N 101000056 and associated accessories.
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: One(1) Trumpf Laser 3040 Plus and associated accessories

Name of Obligor	Description of Secured Indebtedness
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: One(1) Trumpf Laser 3040 Plus and associated accessories
CLM (operating lease)	Secured Party: RCA Capital Corp. Collateral: One (1) new Chiyoda SP-25ST 3 Axis CNC Pipe Bender and associated accessories
CLM, as lessee (operating lease)	Secured Party: Prime Financial Corporation, as lessor Collateral: One (1) single Tube Cutoff Line (STCOS) and all accessories and attachments thereto (Burr Oak Copper Cut).
CLM, as lessee (operating lease)
Secured Party:  Prime Financial Corporation, as lessor, as assigned to Marquette Equipment Finance, LLC, as assigned to Park National Bank
Collateral:  One (1) Chiyoda SP-25 ST 3-Axis Tube Bender and associated accessories.

CLM (operating lease)	Secured Party: Prime Financial Corporation Collateral: One 1996 Amada FCXB-III-8025 CNC Press Brake
CLM (operating lease)	Secured Party: Prime Financial Corporation Collateral: IPCS Equipment and accessories
CLM (operating lease)	Secured Party: Prime Financial Corporation Collateral: Used 1995 FBD-125 Amada Press Brake, S/N 12530058
CLM (operating lease)	Secured Party: Prime Financial Corporation Collateral: 88 ton Amada HFB, S/N R091-18; 88 ton Amada HFB, S/N R970432; 138 ton Amada FBD, S/N 12530263

Name of Obligor	Description of Secured Indebtedness
El Dorado Chemical Company (“EDC”) as bailee	Secured Party: Orica USA Inc., as bailor Collateral: All of bailor’s inventory located at bailee’s El Dorado, AR facility
EDC, as lessee (operating lease)	Secured Party: LSB Industries, Inc. Collateral: Catalysts associated with EDC’s El Dorado, AR facility
EDC, as bailee (operating lease)
Secured Party:  Republic Bank, Inc., as bailor
Collateral:  Personal property (rail cars) located at bailee’s El Dorado, AR facility and described in Lease Schedule No. 001 to Master Lease Agreement No. AF10506 by and between Prime Financial Corporation, as lessee, and Applied Financial, LLC, as lessor

EDC	Secured Party: Air Liquide Industrial US LP Collateral: Gas generating plant, located at debtor’s El Dorado, AR facility
EDC (operating lease)	Secured Party: General Electric Capital Corporation Collateral: PerkinElmer Aanalyst 700 AA Spectrometer and accessories

Name of Obligor	Description of Secured Indebtedness
XpediAir, Inc. (f/k/a The Environmental Group, Inc.)	None

Name of Obligor	Description of Secured Indebtedness
International Environmental Corporation (“IEC”) (operating lease)	Secured Party: Prime Financial Corporation Collateral: Bolina Cut-to-Length; 2 Optiflex 110/08 Pullmax CNC Press Brakes; vertical bender; Trumpf laser cutting machine
IEC (operating lease)	Secured Party: Prime Financial Corporation Collateral: Amada Turret Press Dies & accessories
IEC (operating lease)	Secured Party: Prime Financial Corporation Collateral: Two Trumpf Laser Cutting Machines
IEC	Secured Party: Amada Capital Corporation Collateral: Amada Turret Press Model VIPROS358K w/ scrap conveyor and attachments
IEC	Secured Party: Amada Capital Corporation Collateral: Software package consisting of two seats of Anmest punch software and one seat AP100 US punch complete w/ all attachments
IEC (operating lease)	Secured Party: Prime Financial Corporation Collateral: One (1) T-Drill SP-55 tube end spinner, 440V, S/N 97032
IEC (operating lease)	Secured Party: Prime Financial Corporation Collateral: High Takt assembly line (spur line south bldg)
IEC (operating lease)
Secured Party:  IOS Capital
Collateral:  All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. -------------, Product Schedule No./Agreement No. 1842990, as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, including, without limit, the equipment listed below, and all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges, and any and all products, insurance and/or other proceeds (cash and non-cash) therefrom.  Customer:  357586 RIAF 2075 S/P C11020120, RIAF2075 S/P C11020023, RIAF 2075 S/P C11020123, RIAF2060 S/P C11020019, RIAF3030 S/P C11020011, RIAF3030 S/P C11020010, RIAF3030 W/P C11020009, RIAF3030 SP C11020008, RIAF3425C C11020124, ZZrightfax software

IEC (operating lease)	Secured Party: Prime Financial Corporation Collateral: Trumpf Laser 3040 Plus, 4000 watt resonator
IEC (operating lease)	Secured Party: Prime Financial Corporation Collateral: Security system

Name of Obligor	Description of Secured Indebtedness
Koax Corp (operating lease)	Secured Party: Intrust Bank Collateral: LSE 1751964 S/N MPH04374

Name of Obligor	Description of Secured Indebtedness
LSB Chemical Corp.	None

Name of Obligor	Description of Secured Indebtedness
Chemex I Corp. (f/k/a Slurry Explosive Corporation)	None

Name of Obligor	Description of Secured Indebtedness
Trison Construction, Inc.	None

Name of Obligor	Description of Secured Indebtedness
Chemex II Corp. (f/k/a Universal Tech Corporation)	None

Name of Obligor	Description of Secured Indebtedness
The Climate Control Group, Inc.	None

Name of Obligor	Description of Secured Indebtedness
Northwest Financial Corporation	None

Name of Obligor	Description of Secured Indebtedness
CEPOLK Holdings, Inc. (“CHI”) (f/k/a ThermalClime, Inc.)
Prudential Insurance Company of America ("Prudential") holds a lien on the partnership interest owned by CHI in a limited partnership involved in an energy conservation project, to secure certain loans made by Prudential to CEPOLK Limited Partnership in the approximate amount of $5,253,252.

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

THERMACLIME TECHNOLOGIES, INC.
(f/k/a ACP INTERNATIONAL LIMITED)
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

THERMACLIME, INC.
(f/k/a CLIMACHEM, INC.)
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

CLIMACOOL CORP.
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

CLIMATECRAFT, INC.
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

CLIMATE MASTER, INC.
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

EL DORADO CHEMICAL COMPANY
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

XPEDIAIR, INC.
(f/k/a THE ENVIRONMENTAL GROUP, INC.)
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

INTERNATIONAL ENVIRONMENTAL CORPORATION
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

KOAX CORP.
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

LSB CHEMICAL CORP.
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

CHEMEX I CORP.
(f/k/a SLURRY EXPLOSIVE CORPORATION)
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

TRISON CONSTRUCTION, INC.
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

CHEMEX II CORP.
(f/k/a UNIVERSAL TECH CORPORATION)
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 2.7(a)
CASH MANAGEMENT BANKS

CHEROKEE NITROGEN COMPANY
(updated October 26, 2007)

JP Morgan Chase Bank, N.A.
100 North Broadway
Oklahoma City, Oklahoma 73102

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

THERMACLIME TECHNOLOGIES, INC.
(f/k/a ACP INTERNATIONAL LIMITED)
(updated October 26, 2007)

Equipment and/or inventory  is located at 5000 Southwest 7th Street, Oklahoma City, Oklahoma 73128.  (Landlord:  Prime Holdings Corporation)

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

THERMACLIME, INC.
(f/k/a CLIMACHEM, INC.)

(updated October 26, 2007)

NONE

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

CLIMACOOL CORP.
(updated October 26, 2007)

1.	Equipment and/or inventory is located at 518 North Indiana, Oklahoma City, OK 73106 (Landlord: Summit Machine Tool Manufacturing Corp.)

2.	Equipment and/or inventory is located at 4000 Northwest 39th Street, Oklahoma City, Oklahoma 73112 (Sublessor: Climate Master, Inc.)

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

CLIMATECRAFT, INC.
(updated October 26, 2007)

1.	Equipment and/or inventory is located at 1427 Northwest 3rd Street, Oklahoma City, Oklahoma 73106. (Landlord: Summit Machine Tool Manufacturing Corp.)

2.	Equipment and/or inventory is located at 1601 Northwest 4th Street, Oklahoma City, Oklahoma 73106. (Landlord: Summit Machine Tool Manufacturing Corp.)

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

CLIMATE MASTER, INC.
(updated October 26, 2007)

1.	Equipment and/or inventory is located at 7300 Southwest 44th Street, Oklahoma City, Oklahoma 73179 (Landlord: Raptor Master LLC).

2.	Equipment and/or inventory is located at 4700 West Point Boulevard, Oklahoma City, Oklahoma 73179 (Landlord: Prime Financial Corporation).

3.	Equipment and/or inventory is located at 4000 Northwest 39th Street, Oklahoma City, Oklahoma 73112 (Landlord: Summit Machinery Company).

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

EL DORADO CHEMICAL COMPANY
(updated October 26, 2007)

1.	Bryan, Brazos County, Texas 77806 (Landlord: Northwest Financial Corporation (“NWF”)

2.	Pittsburg, Camp County, Texas 75686 (Landlord: NWF)

3.	El Dorado, Union County, Arkansas 71730 (Landlord: NWF)

4.	Cooper, Delta County, Texas 75432 (Landlord: NWF)

5.	Newbern, Dyer County, Tennessee 38059 (Landlord: NWF)

6.	Whiteright, Grayson County, Texas 75491 (Landlord: NWF)

7.	Tyler, Smith County, Texas 75706 (Landlord: NWF)

8.	Itasca, Hill County, Texas 76055 (Landlord: NWF)

9.	Corsicana, Navarro County, Texas 75151 (Landlord: NWF)

10.	Marquez, Leon County, Texas 77865 (Landlord: Union Pacific)

11.	Terrell, Kaufman County, Texas 75160 (Landlord: NWF)

12.	Cherokee, Alabama 35616 (Landlord: Cherokee Nitrogen Holdings, Inc.)

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

XPEDIAIR, INC.
(f/k/a THE ENVIRONMENTAL GROUP, INC.)
(updated October 26, 2007)

Equipment and/or Inventory is located at 4000 Northwest 39th Street, Oklahoma City, Oklahoma 73112  (Landlord:  Summit Machinery Company)

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

INTERNATIONAL ENVIRONMENTAL CORPORATION
(updated October 26, 2007)

1.	Equipment and/or inventory is located at 5000 Southwest 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Prime Holdings Corporation).

2.	Equipment and/or inventory is located at 4931 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

3.	Equipment and/or inventory is located at 4925 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

4.	Equipment and/or inventory is located at 4929 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

5.	Equipment and/or inventory is located at 4927 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

6.	Equipment and/or inventory is located at 4921 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

7.	Equipment and/or inventory is located at 4919 SW 7th Street, Oklahoma City, Oklahoma 73128 (Landlord: Quail Creek Properties LLC ).

8.	Equipment and/or inventory is located at 2801 SW 15th Street, Oklahoma City, Oklahoma 73128 (Landlord: Absolute Delivery Service, LLC).

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

KOAX CORP.
(updated October 26, 2007)

Equipment and/or inventory is located at 510 North Indiana, Oklahoma City, Oklahoma 73106 (Landlord:  LSB Industries, Inc.).

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

LSB CHEMICAL CORP.
(updated October 26, 2007)

NONE

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

CHEMEX I CORP.
(f/k/a SLURRY EXPLOSIVE CORPORATION)
(updated October 26, 2007)

NONE

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

TRISON CONSTRUCTION, INC.
(updated October 26, 2007)

Equipment and/or inventory is located at 4000 Northwest 39th Street, Oklahoma City, OK  73112 (Landlord:  Summit Machinery Company)

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

CHEMEX II CORP.
(f/k/a UNIVERSAL TECH CORPORATION)
(updated October 26, 2007)

NONE

AMENDED AND RESTATED
SCHEDULE 3.1(m)
COLLATERAL ACCESS LOCATIONS

CHEROKEE NITROGEN COMPANY
(updated October 26, 2007)

Equipment and/or inventory is located at 1080 Industrial Drive, Cherokee, Alabama  35616 (Landlord:  Cherokee Nitrogen Holdings, Inc.)

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

THERMACLIME TECHNOLOGIES, INC.
(f/k/a ACP INTERNATIONAL LIMITED)
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

THERMACLIME, INC.
(f/k/a CLIMACHEM, INC.)
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

CLIMACOOL CORP.
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

CLIMATECRAFT, INC.
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

CLIMATE MASTER, INC.
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

EL DORADO CHEMICAL COMPANY
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED’
SCHEDULE 5.5
LOCATIONS OF INVENTORY

XPEDIAIR, INC.
(f/k/a THE ENVIRONMENTAL GROUP, INC.)
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

INTERNATIONAL ENVIRONMENTAL CORPORATION
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

KOAX CORP.
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

LSB CHEMICAL CORP.
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

CHEMEX I CORP.
(f/k/a SLURRY EXPLOSIVE CORPORATION)
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

TRISON CONSTRUCTION, INC.
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

CHEMEX II CORP.
(f/k/a UNIVERSAL TECH CORPORATION)
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.5
LOCATIONS OF INVENTORY

CHEROKEE NITROGEN COMPANY
(updated October 26, 2007)

Please refer to Amended and Restated Schedule E-1

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
THERMACLIME TECHNOLOGIES, INC.
(f/k/a ACP INTERNATIONAL LIMITED)
(updated October 26, 2007)

1.	ThermaClime Technologies, Inc.’s, f/k/a ACP International Limited (“TTI”), chief executive office is located at 5000 Southwest 7th Street, Oklahoma City, Oklahoma 73128.
2.	TTI’s FEIN is 73-1553910.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
THERMACLIME, INC.
(f/k/a CLIMACHEM, INC.)
(updated October 26, 2007)

1.	ThermaClime, Inc.’s, f/k/a ClimaChem, Inc. (“TCI”), chief executive office is located at 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107.
2.	TCI’s FEIN is 73-1528549.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
CLIMACOOL CORP.
(updated October 26, 2007)

1.	ClimaCool Corp.’s (“ClimaCool”) chief executive office is located at 4000 NW 39th Street, Oklahoma City, Oklahoma 73112.
2.	ClimaCool’s FEIN is 73-1409358.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
CLIMATECRAFT, INC.
(updated October 26, 2007)

1.	ClimateCraft Inc.’s (“ClimateCraft”) chief executive office is located at 518 North Indiana, Oklahoma City, Oklahoma 73106.
2.	ClimateCraft’s FEIN is 73-1207959.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
CLIMATE MASTER, INC.
(updated October 26, 2007)

1.	Climate Master, Inc.’s (“CM”) chief executive office is located at 7300 Southwest 44th Street, Oklahoma City, Oklahoma 73179.
2.	CM’s FEIN is 93-0857025.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
EL DORADO CHEMICAL COMPANY
(updated October 26, 2007

1.	El Dorado Chemical Company’s (“EDC”) chief executive office is located at 16 South Pennsylvania, Oklahoma City, Oklahoma 73107.
2.	EDC’s FEIN is 73-1183488.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
XPEDIAIR, INC.
(f/k/a THE ENVIRONMENTAL GROUP, INC.)
(updated October 26, 2007)

1.	XpediAir, Inc.’s, f/k/a The Environmental Group, Inc. ("XPA"), chief executive office is located at 4000 N.W. 39th Street, Oklahoma City, Oklahoma 73112.
2.	XPA’s FEIN is 73-1431586.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
INTERNATIONAL ENVIRONMENTAL CORPORATION
(updated October 26, 2007)

1.	International Environmental Corporation’s (“IEC”) chief executive office is located at 5000 Southwest 7th Street, Oklahoma City, Oklahoma 73128.
2.	IEC’s FEIN is 73-0754306.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
KOAX CORP.
(updated October 26, 2007)

1.	Koax Corp.’s (“Koax”) chief executive office is located at 510 North Indiana, Oklahoma City, Oklahoma 73106.
2.	Koax’s FEIN is 73-1284158.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
LSB CHEMICAL CORP.
(updated October 26, 2007)

1.	LSB Chemical Corp.’s (“LSBCC”) chief executive office is located at 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107.
2.	LSBCC’s FEIN is 73-1207958.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
CHEMEX I CORP.
(f/k/a SLURRY EXPLOSIVE CORPORATION)
(updated October 26, 2007)

1.	Chemex I Corp.’s, f/k/a Slurry Explosive Corporation ("Chemex I"), chief executive office is located at 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107.
2.	Chemex I=s FEIN is 73-1330903.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
TRISON CONSTRUCTION, INC.
(updated October 26, 2007)

1.	Trison Construction, Inc.’s (“Trison”) chief executive office is located at 4000 Northwest 39th Street, Oklahoma City, Oklahoma 73112.
2.	Trison’s FEIN is 73-1538285.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
CHEMEX II CORP.
(f/k/a UNIVERSAL TECH CORPORATION)
(updated October 26, 2007)

1.	Chemex II Corp.’s, f/k/a Universal Tech Corporation (“Chemex II”), chief executive office is located at 16 South Pennsylvania, Oklahoma City, Oklahoma 73107.
2.	Chemex II’s FEIN is 73-1364261.

AMENDED AND RESTATED
SCHEDULE 5.7

CHIEF EXECUTIVE OFFICE; FEIN
CHEROKEE NITROGEN COMPANY
(updated October 26, 2007)

1.	Cherokee Nitrogen Company’s (“CNC”) chief executive office is located at 16 South Pennsylvania, Oklahoma City, Oklahoma 73107.
2.	CNC’s FEIN is 41-2115998.

AMENDED AND RESTATED
SCHEDULE 5.8(b)

CAPITALIZATION OF BORROWERS
(updated October 26, 2007)

Borrower	Class	No. of Authorized Shares	No. of Outstanding Shares
International Environmental Corporation	Common	300, par value $10.00	300, par value $10.00
LSB Chemical Corp.	Common	50, par value $10.00	50, par value $10.00
El Dorado Chemical Company	Common	25,000, par value $1.00	1,000, par value $1.00
ThermaClime Technologies, Inc., f/k/a ACP International Limited	Common	500,000, par value $0.10	10,000, par value $0.10
ClimaCool Corp.	Common	50,000, par value $1.00	1,000, par value $1.00
XpediAir, Inc., f/k/a The Environmental Group, Inc.	Common	500,000, par value $0.10	10,000, par value $0.10
ThermaClime, Inc., f/k/a ClimaChem, Inc.	Common	500,000, par value $0.10	10,000, par value $0.10
Climate Master, Inc.	Common	1,000, par value $1.00	1,000, par value $1.00
ClimateCraft, Inc.	Common (Class A Voting)	900, par value $0.50	900, par value $0.50
ClimateCraft, Inc.	Common (Class B Non-Voting)	100, par value $0.50	100, par value $0.50
Koax Corp.	Common	50, par value $10.00	50, par value $10.00
Chemex I Corp., f/k/a Slurry Explosive Corporation	Common	10,000, par value $1.00	1,000, par value $1.00
Trison Construction, Inc.	Common	500,000, par value $0.10	10,000, par value $0.10
Chemex II Corp., f/k/a Universal Tech Corporation	Common	10,000, par value $1.00	1,000, par value $1.00
Cherokee Nitrogen Company	Common	500,000, par value $0.10	10,000, par value $0.10

AMENDED AND RESTATED
SCHEDULE 5.8(c)

CAPITALIZATION OF BORROWERS' SUBSIDIARIES
(updated October 26, 2007)

Subsidiary	Jurisdiction	No. of Authorized Shares	No. of Outstanding Shares
Northwest Financial Corporation	Oklahoma	100, par value $1,000	54, par value $1,000
CEPOLK Holdings, Inc. f/k/a ThermalClime, Inc.	Oklahoma	50,000, par value $1.00	1,000, par value $1.00

The Climate Control Group, Inc.	Oklahoma	100,000, par value $0.10	10,000, par value $0.10

Please also refer to Amended and Restated Schedule 5.8(b).

AMENDED AND RESTATED
SCHEDULE 5.10

LITIGATION
(updated October 26, 2007)

NONE

AMENDED AND RESTATED
SCHEDULE 5.14

ENVIRONMENTAL MATTERS
(updated October 26, 2007)

1.
Two (2) inactive disposal areas are known to exist at the nitrate plant leased by Cherokee Nitrogen Company in Cherokee, Alabama.  The first involves industrial waste disposed of in an on-site landfill located east of the plant.  The landfill has been capped in excess of ten (10) years and is covered with vegetation.  The second involves approximately one hundred (100) tons of phosphoric acid tank sludge buried directly east of the plant.  Material was generated from an old phosphate plant that is no longer in existence.  The material was buried prior to 1986.  Any liability associated with these landfills is the responsibility of U.S. Steel, a prior owner of the site.

2.
An asbestos, construction debris, and elemental sulfur on-site landfill is located at El Dorado Chemical Company’s ammonium nitrate plant located in El Dorado, Arkansas. The landfill was closed in 1995 under a state-approved closure plan.

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
THERMACLIME TECHNOLOGIES, INC.
(f/k/a ACP INTERNATIONAL LIMITED)
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

NONE

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
THERMACLIME, INC.
(f/k/a CLIMACHEM, INC.)
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

NONE

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
CLIMACOOL CORP.
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

  NONE

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
CLIMATECRAFT, INC.
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

Mark	Serial/Reg. No.	Place of Registration	Issue Date
"Climatecraft"	#2,369,333	United States	07/18/00

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
CLIMATE MASTER, INC.
(updated October 26, 2007)

Patent	Serial/Reg. No.	Place of Registration	Issue Date
“Water-Cooled Air Conditioning system Using Condenser Water Regeneration for Precise Air Reheat in Dehumidifying Mode”	11/161,808	United States	Pending

TRADEMARKS

Mark	Serial/Reg. No.	Place of Registration	Issue Date
"Climate Master (& Design)"	2,139,570	United States	02/24/98
"Climate Master (& Design)"	#TMA 471,487	Canada	02/21/97
"Climate Master"	808,500	United States	05/17/66
"Climate Master"	409,647	Chile	07/22/93
"Climate Master"	84930	Israel	10/08/92
"Climate Master"	292/82	Saudi Arabia	12/30/92
"Climate Master"	1,514,734	United Kingdom	11/13/98
"Climate Master"	11,215	Greece	07/07/98
"Climate Master"	280854	Korea	12/07/93
"Climate Master"	641,594	Taiwan	04/16/94
"Climate Master"	614,556	Taiwan	10/01/93
"Climate Master"	516424	Mexico	12/10/92
"Climate Master"	25162	Kuwait	08/16/93
"Climate Master"	0-999746	Czech Republic	03/20/00
"Climate Master"	583,151	Benelux	06/22/95
"Climate Master"	95575091	France	06/09/95
"Climate Master"	147,007	Hungary	04/25/95
"Climate Master"	172643	Norway	04/25/96
"Climate Master"	309 649	Portugal	05/06/96
"Climate Master"	O-POZ-1170-95	Slovak Republic	05/02/95
"Climate Master"	16121	Turkey	05/01/95
"Climate Master"	729,783	Italy	10/16/97

TRADEMARKS

Mark	Serial/Reg. No.	Place of Registration	Issue Date
"Climate Master"	402,883	Europe	02/24/98
"Climate Master"	3480166	China	03/10/03
"Climate Master"	860,657	Australia	12/14/00
"Climate Mate"	TMA 371,539	Canada	08/03/90
"Roommate"	1,906,435	United States	07/18/95
"Paradigm"	2,112,244	United States	11/11/97
"Geodesigner"	2,184,992	United States	08/25/98
“Earthpure”	2,994,583	United States	09/13/05
“Climadry”	3,253,779	United States	06/19/07

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
EL DORADO CHEMICAL COMPANY
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

Mark	Serial/Reg. No.	Place of Registration	Issue Date
"El Dorado (& Design)"	1,427,064	United States	02/03/87
"E-2"	833,891	United States	08/22/67

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
XPEDIAIR, INC.
(f/k/a THE ENVIRONMENTAL GROUP, INC.)
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

Mark	Serial/Reg. No.	Place of Registration	Issue Date
"Climacool"	2,564,496	United States	04/23/02
“CHP”	1,707,991	United States	08/18/92
XpediAir” (Design Only)*	2,986,893	United States	08/23/05

* Trademark is the subject of a Settlement Agreement with Expedia, Inc. regarding XpediAir, Inc’s right to use the name, throughout the world, in connection with the sale and manufacture of HVAC equipment and related goods and services, and to register the name with the USPTO or any foreign patent and trademark office in design form only.

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
INTERNATIONAL ENVIRONMENTAL CORPORATION
(updated October 26, 2007)

PATENTS

Mark	Serial/Reg. No.	Place of Registration	Issue Date
"Conditioned Air Fan Coil Unit"	6,109,044	United States	08/29/00

TRADEMARKS

Mark	Serial/Reg. No.	Place of Registration	Issue Date
"International Environmental Corporation (& IE Design)"	1,569,505 439970 292/85	United States Mexico Saudi Arabia	12/05/89 08/18/93 08/31/93
"International Environmental"	B1,514,822 92/165,999	United Kingdom Hong Kong	07/01/94 11/21/94
IEC International Environmental (& Design)	77110687	United States	Pending
"Sureflow"	2,449,571	United States	05/08/01
"IE (Stylized)"	2,556,892	United States	04/02/02
"Air Coil Technologies"	1,755,144	United States	03/02/93
“UV Ultrashield”	2,660,647	United States	12/10/02

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
KOAX CORP.
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

Mark	Serial/Reg. No.	Place of Registration	Issue Date
"Koax"	1,776,407	United States	06/15/93
"Koax and design"	1,905,551	United States	07/18/95

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
LSB CHEMICAL CORP.
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

NONE

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
CHEMEX I CORP.
(f/k/a SLURRY EXPLOSIVE CORPORATION)
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

NONE

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
TRISON CONSTRUCTION, INC.
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

NONE

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
CHEMEX II CORP.
(f/k/a UNIVERSAL TECH CORPORATION)
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

NONE

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.16

INTELLECTUAL PROPERTY
CHEROKEE NITROGEN COMPANY
(updated October 26, 2007)

PATENTS

NONE

TRADEMARKS

NONE

COPYRIGHTS

NONE

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
THERMACLIME TECHNOLOGIES, INC.
(f/k/a ACP INTERNATIONAL LIMITED)
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4005107842	P.O. Box 26788 Oklahoma City, OK	Operating

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
THERMACLIME, INC
(f/k/a CLIMACHEM, INC.)
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	400519526	P.O. Box 26788 Oklahoma City, OK	Operating
BancFirst	4005026745	P.O. Box 26788 Oklahoma City, OK	Payroll

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
CLIMATECRAFT, INC.
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	400526026	P.O. Box 26788 Oklahoma City, OK	Operating
BancFirst	4005097502	P.O. Box 26788 Oklahoma City, OK	Payroll
BancFirst	4005059015	P.O. Box 26788 Oklahoma City, OK	Working Fund

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
CLIMACOOL CORP.
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4005042554	P.O. Box 26788 Oklahoma City, OK	Operating

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
CLIMATE MASTER, INC.
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4009580563	P.O. Box 26788 Oklahoma City, OK	Operating
BancFirst	4003291308	P.O. Box 26788 Oklahoma City, OK	COD Account
BancFirst	4005107710	P.O. Box 26788 Oklahoma City, OK	Payroll Account

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
EL DORADO CHEMICAL COMPANY
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4009580181	P.O. Box 26788 Oklahoma City, OK	Operating
BancFirst	4025001220	P.O. Box 26788 Oklahoma City, OK	Workers Comp Claim
BancFirst	4005070248	P.O. Box 26788 Oklahoma City, OK	Payroll
BancFirst	4005107338	P.O. Box 26788 Oklahoma City, OK	Cafeteria Account
Regions Bank	8010112512	100 East Peach El Dorado, AR	General Account
The Bank of Union	1108810	P.O. Box 249 Union City, OK	Claims Account
The Bank of Union	1108802	P.O. Box 249 Union City, OK	Employee Benefits
The Bank of Union	1108828	P.O. Box 249 Union City, OK	Admin Account

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
XPEDIAIR, INC.
(f/k/a THE ENVIRONMENTAL GROUP, INC.)
(updated October 26, 2007)
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4005077684	P.O. Box 26788 Oklahoma City, OK	Operating

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
INTERNATIONAL ENVIRONMENTAL CORPORATION
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4009580110	P.O. Box 26788 Oklahoma City, OK	Operating
BancFirst	4009580204	P.O. Box 26788 Oklahoma City, OK	Payroll
BancFirst	400514958	P.O. Box 26788 Oklahoma City, OK	Operations Fund

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
KOAX CORP.
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4009580136	P.O. Box 26788 Oklahoma City, OK	Operating

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
LSB CHEMICAL CORP.
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4009580071	P.O. Box 26788 Oklahoma City, OK	Operating

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
CHEMEX I CORP.
(f/k/a SLURRY EXPLOSIVE CORPORATION)
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4003292284	P.O. Box 26788 Oklahoma City, OK	Operating

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
TRISON CONSTRUCTION, INC.
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	400521962	P.O. Box 26788 Oklahoma City, OK	Operating
BancFirst	4005037879	P.O. Box 26788 Oklahoma City, OK	Payroll

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
CHEMEX II CORP.
(f/k/a UNIVERSAL TECH CORPORATION)
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4009586431	P.O. Box 26788 Oklahoma City, OK	Operating

AMENDED AND RESTATED
SCHEDULE 5.18

DEMAND DEPOSIT ACCOUNTS
CHEROKEE NITROGEN COMPANY
(updated October 26, 2007)

Name of Institutions	Account Number	Branch Address	Description of Account
BancFirst	4005058027	P.O. Box 26788 Oklahoma City, OK	Operating
Colonial Bank	8140017040	1045 1st Street Cherokee, AL	Petty Cash

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
THERMACLIME TECHNOLOGIES, INC.
(f/k/a ACP INTERNATIONAL LIMITED)
(as of September 30, 2007)

ThermaClime Technologies, Inc. (f/k/a ACP International Limited) is indebted to the following entities in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
THERMACLIME, INC.
(f/k/a CLIMACHEM, INC.)
(as of September 30, 2007

ThermaClime, Inc., f/k/a ClimaChem, Inc., is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000	NA	12/2007
2.a.	LSB Industries, Inc.	$6,980,978	Semi-Annual Int	12/31/2009
2.b.	LSB Industries, Inc.	$25,359,028	Semi-Annual Int.	On Demand
2.c.	LSB Industries, Inc.	4,907,916	Semi-Annual Int.	On Demand
3.	Northwest Financial Corporation	13,328,828	N/A	On Demand
4.	CEPOLK Holdings, Inc.	3,898,523	N/A	On Demand
5.	El Dorado Nitrogen, L.P.	25,734,720	N/A	On Demand
6.	The Climate Control Group, Inc.	$3,104,268	N/A	On Demand

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
CLIMACOOL CORP.
(as of September 30, 2007)

ClimaCool Corp. is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
CLIMATECRAFT, INC.
(as of September 30, 2007)

ClimateCraft, Inc. is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	City of Oklahoma City	$2,450,000	(1)	(1)
2.	Summit Machine Tool Manufacturing Corp.	$715,719	$9,350	12/01/2015
3.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	N/A	12/2007

(1)
Annual payments are made to the City of Oklahoma City in the amount of $175,000 on August 1.  The final payment, a balloon payment, in the amount of $875,000 is due on 08/01/2017.  Interest is paid semi-annually.

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
CLIMATE MASTER, INC.
(as of September 30, 2007)

Climate Master, Inc. is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
EL DORADO CHEMICAL COMPANY
(as of September 30, 2007)

El Dorado Chemical Company ("EDC") is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

EDC guarantees the obligations of El Dorado Nitrogen, L.P. to Bayer Corporation in connection with the nitric acid plant project in Baytown, Texas, including the supply of such product.

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
XPEDIAIR, INC.
(f/k/a THE ENVIRONMENTAL GROUP, INC.)
(as of September 30, 2007)

XpediAir, Inc. (f/k/a The Environmental Group, Inc.) is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
INTERNATIONAL ENVIRONMENTAL CORPORATION
(as of September 30, 2007)

International Environmental Corporation is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007
2.	Amada Capital Corporation	$57,715	5,452.45	08/01/2008

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
KOAX CORP.
(as of September 30, 2007)

Koax Corp. is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
LSB CHEMICAL CORP.
(as of September 30, 2007)

LSB Chemical Corp. is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007
2.	DSN Corporation	$275,773	N/A	On Demand

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
CHEMEX I CORP.
(f/k/a SLURRY EXPLOSIVE CORPORATION)
(as of September 30, 2007)

Chemex I Corp. (f/k/a Slurry Explosive Corporation) is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
TRISON CONSTRUCTION, INC.
(as of September 30, 2007)

Trison Construction, Inc. is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
CHEMEX II CORP.
(f/k/a UNIVERSAL TECH CORPORATION)
(as of September 30, 2007)

Chemex II Corp. (f/k/a Universal Tech Corporation) is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
THE CLIMATE CONTROL GROUP, INC.
(as of September 30, 2007)

The Climate Control Group, Inc. is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007
2.	LSB Industries, Inc.	$228,321	NA	On Demand

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
NORTHWEST FINANCIAL CORPORATION
(as of September 30, 2007)

Northwest Financial Corporation is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
CEPOLK HOLDINGS, INC.
(f/k/a THERMALCLIME, INC.)
(as of September 30, 2007)

CEPOLK Holdings, Inc. (f/k/a ThermalClime, Inc.) is indebted to the following entities and in the following amounts:

Creditor	Amount	Monthly Payments	Maturity Date
1.	Holders of the ThermaClime, Inc. Unsecured Notes due 2007	$6,950,000*	NA	12/2007

*guarantee

AMENDED AND RESTATED
SCHEDULE 5.20

PERMITTED INDEBTEDNESS
CHEROKEE NITROGEN COMPANY
(as of September 30, 2007)

[This page intentionally left blank.]

AMENDED AND RESTATED
SCHEDULE 7.13

OTHER PERMITTED INVESTMENTS
(as of September 30, 2007)

1.	See Schedules 5.8(b) and (c) for Equity Interests.
2.	LSB Holdings, Inc., a subsidiary of LSB Industries, Inc., is indebted to ClimaCool Corp. in the principal amount of $2,705,594.
3.	DSN Corporation is indebted to ThermaClime, Inc. in the principal amount of $18,784,414 less $4,500,000 (adjustment as of October 31, 2007).

AMENDED AND RESTATED
SCHEDULE 7.14

AFFILIATE TRANSACTIONS
(updated October 26, 2007)

1.	Lease Agreement between Prime Holdings Corporation (“PHC”) and International Environmental Corporation (“IEC”) for property at 5000 West I-40, OKC.
2.	Lease Agreement between PHC and ThermaClime Technologies, Inc. (“TTI”) for property at 5000 West I-40, OKC.
3.	Railcar Services Agreement between Prime Financial Corporation (“PFC”) and El Dorado Chemical Company (“EDC”).
4.	Industrial Plant Lease between PFC and Climate Master, Inc. (“CLM”) for property at 4700 West Point Boulevard, OKC.
5.	Equipment Lease between IEC and PFC Re: Laser Center, 2 Pullmax Press Brakes and accessories
6.	Equipment Lease between IEC and PFC Re: Cabinet & Steel Rack w/ Amada Turret Press Dies and shop carts with Amada Turret Punch Press tooling.
7.	Equipment Lease between IEC and PFC Re: Bolina Cut-to-Length, 2 Optiflex 110/08 Pullmax CNC Press Brakes, and 1 Vertical Bender Hairpin Bender.
8.	Equipment Lease between IEC and PFC Re: Trumpf Laser 3040 Plus.
9.	Equipment Lease between IEC and PFC Re: T-Drill SP-55 Tube End Spinner.
10.	Equipment Lease between IEC and PFC Re: Security System.
11.	Equipment Lease between IEC and PFC Re: High Takt Assembly Line.
12.	Equipment Lease between CLM and PFC Re: IPCS Equipment
13.	Equipment Lease between CLM and PFC Re: Optima Press Brake and accessories.
14.	Equipment Lease between CLM and PFC Re: Amada Vipros 868 King, Turret Punch Press and accessories.
15.	Equipment Lease between CLM and PFC Re: ECI equipment.

16.	Equipment Lease between CLM and PFC Re: 1996 Amada FCXBIII-8025 CNC Press Brake.
17.	Equipment Lease between CLM and PFC Re: Model HFB/1003/8 Amada Press Brake.
18.	Equipment Lease between CLM and PFC Re: Model HFB/1003/8 Amada Press Brake.
19.	Equipment Lease between CLM and PFC Re: Procix equipment.
20.	Equipment Lease between CLM and PFC Re: Trumpf 3040 Laser System.
21.	Equipment Lease between CLM and PFC Re: Trumpf 3040 Laser System.
22.	Equipment Lease between CLM and PFC Re: RAIDZone GangStor System.
23.	Equipment Lease between CLM and PFC Re: Blanking Shear.
24.	Equipment Lease between CLM and PFC Re: Amada 386 King, Vipros 30 CNC Turret Punch
25.	Equipment Lease between CLM and PFC Re: Optigun equipment.
26.	Equipment Lease between CLM and PFC Re: Burr Oak Copper Cut.
27.	Equipment Lease between CLM and PFC Re: Chiyoda SP-25ST Tube bender
28.	Equipment Lease between CLM and PFC Re: Amada FBD-125 Press Brake.
29.	Equipment Lease between CLM and PFC Re: Trumpf Laser L3040 Laser Cutting Machine.
30.	Equipment Lease between CLM and PFC Re: Trumpf Trulaser 3530.
31.	Equipment Lease between CLM and PFC Re: Ingersoll Rand Nirvana Compressor System.
32.	Equipment Lease between CLM and PFC Re: Gamma Wire Processing System.
33.	Equipment Lease between CLM and PFC Re: Power Spray Stainless Washer.
34.	Equipment Lease between CLM and PFC Re: Three (3) Amada Press Brakes.
35.	Equipment Sublease between ClimateCraft, Inc. (“CLC”) and PFC for Trumpf Punching Machine.

36.	Equipment Lease between CLC and PFC Re: 1999 Amada HFB 1254 Promecam CNC Press Brake.
37.	Equipment Lease between CLC and PFC Re: Trumpf Tooling Set.
38.	Equipment Lease between CLC and PFC Re: 2 Accushears.
39.	Equipment Lease between CLC and PFC Re: Trumpf TC2020 Punch Machine.
40.	Equipment Lease between CLC and PFC Re: Amada CNC Hydraulic Press Brake.
41.	Equipment Lease between TTI and PFC Re: Continental Belt Washer.
42.	Equipment Lease between TTI and PFC Re: Burr Oak Fin Die.
43.	Equipment Lease between EDC and PFC Re: 2004 Chevy Impala.
44.	Equipment Lease between EDC and PFC Re: 2002 International Spreader Truck.
45.	Plant Equipment Lease between EDC and DSN Corporation (“DSN”).
46.	Equipment Lease between Trison Construction, Inc. (“Trison”) and PFC Re: 2 John Deer Gators and 3 trailers with dove tail.
47.	License Agreement Between CLC and ClimateCraft Technologies, Inc.
48.	Assignment of Option to Purchase between CLM and PFC Re: CLM Facility Located at 7300 S.W. 44th Street, Oklahoma City from Raptor Master LLC.
49.	Consulting Agreements between LSB Chemical Corp. (“LSB Chemical”) and the following affiliates.
a.	Summit Machine Tool Manufacturing Corp. (“Summit”)
b.	PFC
50.	Lease Agreement between DSN and Northwest Financial Corporation.
51.	Capital Lease Agreement with Right of Transfer of Title between Summit and CLC for CLC facility in OKC.
52.	Lease of drilling equipment from LSB Holdings, Inc. to Trison.
53.	Lease of office space from SMC to TCI at 4000 NW 39th Street, OKC.
54.	Lease of office space from PFC to TCI at 16 South Pennsylvania Avenue, OKC.

55.	Lease of office space from PFC to LSB Chemical at 16 South Pennsylvania Avenue, OKC.
56.	Lease of office space from SMC to The Climate Control Group, Inc. (“CCG”) at 4000 NW 39th Street, OKC.
57.	Lease of office space from SMC to IEC at 4000 NW 39th Street, OKC.
58.	Auto rental from PFC to CCG.
59.	Services Agreements between TCI and the following subsidiaries:
a.	DSN
b.	El Dorado Nitric Company
c.	El Dorado Acid, LLC
d.	El Dorado Acid II, LLC
60.	Please refer to Amended and Restated Schedules E-1, 5.20 and 7.13.